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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 14, 2011
Date of Report (Date of earliest event reported)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)
Delaware	001-31369	65-1051192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 West 42nd Street New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 461-5200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01 Other Events.

This Current Report on Form 8-K includes as an exhibit the Notice Date Report (the “Report”) furnished to noteholders for the quarter ended September 30, 2011 under the First Supplemental Indenture dated as of December 10, 2009 among CIT Group Inc. (“CIT”), as Issuer, the Guarantors Named Therein, as Guarantors, and Deutsche Bank Trust Company Americas, as Trustee, Series A Parent Collateral Agent and Series A Subsidiary Collateral Agent (the “Series A Indenture Supplement”), as amended by the First Amendment to Series A First Supplemental Indenture dated as of May 31, 2011 among CIT Group Inc., as Issuer, the Guarantors Named Therein, as Guarantors, and Deutsche Bank Trust Company Americas, as Trustee (the “Series A Indenture Amendment”), supplementing the Indenture dated as of December 10, 2009 between CIT Group Inc., as Issuer, and Deutsche Bank Trust Company Americas, as Trustee (the “Base Indenture” and, together with the Series A Indenture Supplement and the Series A Indenture Amendment, collectively, the “Series A Indenture”).

The Report was furnished to noteholders pursuant to Section 7.5(e) of the Series A Indenture Amendment with respect to the 7.0% Series A Second-Priority Secured Notes due 2015, the 7.0% Series A Second-Priority Secured Notes due 2016 and the 7.0% Series A Second-Priority Secured Notes due 2017. CIT’s 7.0% Series A Second-Priority Secured Notes due 2014 were fully redeemed on October 13, 2011.

The Report sets forth, among other things, the September 30, 2011 balances required to be reported under the cash sweep provisions of the Series A Indenture. A copy of the Report is attached hereto as Exhibit 99.1. In accordance with the cash sweep provisions of the Series A Indenture, no payment is required to be made under the cash sweep provisions of the Series A Indenture for the quarter ended September 30, 2011.

CIT previously provided a description of the cash sweep provisions in the Series A Indenture (before the Series A Indenture Amendment became effective) on pages 76 and 77 of its Annual Report on Form 10-K for the year ended December 31, 2009 that was filed with the United States Securities and Exchange Commission (the “Commission”) on March 16, 2010. A description of the cash sweep provisions of the Series A Indenture (after the Series A Indenture Amendment became effective) is attached as Exhibit 99.2 to this report. The description included in this report is derived from that set forth in CIT’s Annual Report on Form 10-K and the relevant provisions of the Series A Indenture Amendment and is qualified in its entirety by the terms of the Series A Indenture.

For further reference, the Base Indenture and the Series A Indenture Supplement were attached as Exhibit 4.1 and Exhibit 4.2, respectively, to CIT’s Current Report on Form 8-K filed with the Commission on December 16, 2009. The Series A Indenture Amendment was attached as Exhibit 4.4 to CIT’s Current Report on Form 8-K filed with the Commission on June 20, 2011.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed or furnished herewith:

99.1	Notice Date Report for Quarter Ended September 30, 2011.
99.2	Description of Cash Sweep and Required Cash Sweep Payments.

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding, market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
Dated: November 14, 2011	By:	/s/ Glenn A. Votek
Name: Glenn A. Votek
Title: Executive Vice President & Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Notice Date Report for Quarter Ended September 30, 2011.
99.2	Description of Cash Sweep and Required Cash Sweep Payments.
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